Second-Quarter Earnings August 3, 2022 Exhibit 99.2

2 These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," “model”, "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to information regarding: 2022 outlook, including revenue, operating profit, adjusted EBITDA, earnings per share, net debt and leverage, free cash flow and the drivers thereof; 2024 financial targets; the impact of macroeconomic factors, including the impact of COVID-19 and variants, including the Omicron variant, expected future in-person retail sales, the current interest rate environment, a potential economic recession, inflationary pressures, fuel cost increases and global supply chain disruptions; strength of cash levels; strategic targets and initiatives (including Strategy 1.0 and Strategy 2.0); advancement of sustainability initiatives; and future legacy liability contributions. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; general economic issues, including inflation and interest rate increases; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions (including political conflict or unrest), regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; higher-than-expected inflation; labor issues, including labor shortages, negotiations with organized labor and work stoppages; pandemics (including the ongoing Covid-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of Covid-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the American Rescue Plan Act and Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward- looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2021 and in related disclosures in our other public filings with the Securities and Exchange Commission. Unless otherwise noted, the forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are included in the appendix and in the Second Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website: www.brinks.com Safe Harbor Statements and Non-GAAP Results

Key Messages

Record 2Q Results, Full-Year Guidance Affirmed

(non-GAAP)

2Q summary…continued strong revenue growth and margin expansion

- Revenue +8% (+13% organic)
- Operating profit +12% (+17% organic), margin 10.9%
- Adjusted EBITDA +13%, margin 16.4%
- EPS up 12% (up 30% excluding MGI impact[1])

2022 guidance affirmed

- Expect revenue growth of 8-11% and operating profit growth of 16-23%
- ~100 bps margin expansion driven by internal initiatives, cost reductions and operating leverage
- Strong YTD results offset inflationary and FX headwinds…expect momentum to continue in second half

Sustainability Update

- Initial Sustainability Update issued in July; outlined our focus on United Nations Sustainable Development Goals (UN SDGs)

Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. which was sold in July 2021.

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4 $120 $166 $187 2020 2021 2022 $73 $111 $124 2020 2021 2022 $0.99 Excl. MGI Gain1 $0.73 $1.15 $1.29 2020 2021 2022 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2022 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2020 results in the Appendix. Constant currency represents 2022 results at 2021 exchange rates. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The second quarter 2021 included a gain of $11 million ($0.16 per share) in MGI stock, which was sold in July 2021 and had no impact on second quarter 2022 results. Second-Quarter 2022 Results Revenue +8% Organic +13% Acq 0% FX (5%) EPS +12%Adj. EBITDA +13%Op Profit +12% Organic +17% Acq +1% FX (6%) $826 $1,049 $1,134 2020 2021 2022 10.9% Margin 10.5% Margin 8.9% Margin (non-GAAP, $ millions, except EPS) Constant Currency +13% Constant Currency +18% Constant Currency +17% Constant Currency +20% 16.4% Margin 15.8% Margin 14.5% Margin +30% excluding $.16 / share MGI gain in 2Q211 Continued Strong Revenue Growth and Margin Expansion…On Track for FY Guidance

5 $111 $19 $1 $130 ( $6 ) $124 2021 Op Profit Organic Acq / Disp* 2022 Before FX Op Profit FX 2022 Op Profit Second-Quarter Revenue and Operating Profit vs 2021 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2022 results at 2021 exchange rates. *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. % Change (5%)13% 0% 8%13% Constant Currency Constant Currency % Change 17% 1% 18% Revenue Operating Profit $1,049 $135 $4 $1,188 ( $54 ) $1,134 2021 Revenue Organic Acq / Disp* 2022 Revenue Before FX FX 2022 Revenue 10.5% Margin 10.9% Margin (non-GAAP, $ millions) (6%) 12% 11.0% Margin

Second-Quarter Adjusted EBITDA and EPS vs 2021

(non-GAAP, $ millions, except EPS)

2022 EPS: $1.29 +12% vs PY, +30% ex MGI[1]
2021 EPS: $1.15

Diluted Shares[2]
47.8 million
50.5 million



+13%
$124
10.9% Margin
($32)
($31)
Tax Rate
33.6% in 2021 and 32.5% in 2022
$1
$62
$47
$63
$15
($1)
$187
16.4% Margin
Op Profit
Interest Expense
Taxes
Other
Income from Continuing Ops
D&A
Interest Exp & Taxes
Stock Comp
Marketable Securities
Adj. EBITDA

Vs. 2021	$13	($4)	$0	($5)	$4	($1)	$5	$4	$10	$21

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The second quarter 2021 included a gain of $11 million ($0.16 per share) in MGI stock, which was sold in July 2021 and had no impact on second quarter 2022 results.
2. Reduction in diluted shares was driven by $200M in accelerated share repurchase ("ASR") programs of which over 80% was completed in 2021. The remaining amount was completed in April 2022. A total of 2.9 million shares were repurchased under these ASRs at an average repurchase price of $67.92.

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Strong Free Cash Flow Expected in 2022

(Non-GAAP, $ millions)



Adjusted EBITDA
$755 - $790
D&A / Other
$210
Op Profit
$545 - $580
($70)
($110)
($115)
($180)
$280 - $315
$357 - $392
Adj. EBITDA
WC, Cash Restructuring & Deferred Payments
Cash Taxes
Cash Interest
Cash CapEx[1]
Free Cash Flow before Dividends
Free Cash Flow Adjusted

Vs. 2021	$72 - $107	$18	($26)	($9)	($20)	$35 - $70	$83 - $118

Adjusted EBITDA

Working Capital and Cash Restructuring: Lower restructuring expected in 2022 post-Covid-19 and G4S acquisition

Deferred Payments to be made: $10 primarily payroll taxes in US

Cash Taxes: Higher due to increased income and the timing of payments and refunds

Cash Interest: Higher due to full-year of acquisitions, share repurchase and interest rate increase

Cash Capital Expenditures

Free Cash Flow before Dividends

Free Cash Flow Adjusted to include $67 cash from hedge monetization to be reported in Cash from Investing Activities in 2022 and to exclude $10 deferred payroll taxes in 2022 ($30 in 2021)

Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink's website www.brinks.com.
1. Includes cash proceeds from sale of property, equipment and investments; excludes our initial investment in France to support the take-over of the BPCE ATM network.

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8 $683 $732 $755 - $790 2021 Actual Q2 2022 TTM Actual 2022 Guidance Net Debt and Leverage 1. Net Debt divided by Adjusted EBITDA. 2. Pro-forma Net Debt at year-end, considering our 2022 Free Cash Flow Targets. 3. Bank-defined. Bank defined EBITDA includes TTM EBITDA, plus projected 18 month synergies for acquisitions. Max ratio is 3.75x as of 12/31/21 and 3.5x as of 6/30/22. 4. Net of unamortized debt issuance costs of $10 million as of 12/31/2021 and $9 million as of 6/30/2022. Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Second Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Net Debt Adjusted EBITDA and Financial Leverage Adjusted EBITDA $990 $991 $1,301 $1,465 $2,291 $2,456 12/31/2021 Actual 6/30/2022 Actual 12/31/2022 Target Unsecured Senior Notes4 Secured Net Debt Net Debt Leverage Ratio1 3.4 3.4 ~2.7 – 2.8 $2,095 - $2,130 2 (Non-GAAP, $ millions) Secured Leverage Ratio3 2.12.0 ~1.5 – 1.6

9 Debt Maturity Profile for Credit Facility and Senior Notes $70 $53 $70 $35 $1,089 $53 $400 $70 $600 $600 $1,155 $1,000 $400 $70 $1,000 2022 2023 2024 2025 2026 2027 ($ millions) Term Loan A Amortization Revolver Revolver Senior Notes Senior Notes 2022 2023 2024 2025 2027 = Current= Prior Term Loan A Amortization Term Loan A Amortization Term Loan A Amortization Term Loan A Senior NotesSenior Notes Term Loan A Credit Facility Amend and Extend Closed June 2022, Incremental $200 million Term Loan A Strengthened balance sheet…improved pricing, enhanced flexibility and extended maturity

10 Brink’s Provides Essential Services throughout Economic Cycles • Cash usage and security concerns historically increase during recessions • Pricing and cost actions expected to continue to offset inflationary pressures • Operational excellence initiatives driving productivity • No material impact expected from global supply chain disruptions • Higher fuel costs largely offset by surcharges and price increases Brink’s is well-positioned to achieve short and long-term financial targets

11 2021 Actual 2022 Guidance 2022 Growth 2024 Target1 3-Yr CAGR Revenue $4.2B $4.52-4.67B 8-11% $5.3-5.5B 8-9% Operating Profit $471 $545-580 16-23% $795 19% Margin 11.2% ~12.3% 14.5% Adjusted EBITDA $683 $755-790 11-16% $1B 14% Margin 16.3% ~16.8% 18.5% Free Cash Flow $245 $280-315 15-29% $575 33% FCF / EBITDA 36% ~38% 58% EPS $4.75 $5.50-6.00 16-26% Strong Start with Record Results…2022 Guidance Affirmed (Non-GAAP, $ Millions except where noted) 1. 2024 financial targets were established on a constant currency basis, as presented at Investor Day in December 2021. Note: See detailed reconciliations of non-GAAP to GAAP results in the Appendix and included in the Second Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com.

Appendix

13 Our Strategic Plan Adds a New Layer of Growth Upon a Strong Foundation 2022 20242023 Annual targets: 3% organic revenue growth, 25 bps of margin growth Targeting 5%+ of total revenue in 2022, $500M+ incremental revenue in 2024 Strategy 2.0 Digital Solutions and ATM Managed Services Annual targets: 4% organic revenue growth, 75 bps margin growth Controlling variable costs, indirect expenses and SG&A as revenue increases Strategy 1.0 Operational Excellence in Core Operations Targeting Annual Organic Revenue Growth of 7% + COVID Recovery, Annual Margin Growth of 100 bps Growth Driven Primarily by Core Operations

14 1Q21 2Q21 3Q21 4Q21 1Q22 2Q221Q21 2Q21 3Q21 4Q21 1Q22 2Q22 Revenue Recovery Continues – Q2 Local Currency Revenue Exceeds Pre-Covid Levels North America Latin America2 Europe Rest of World Total2 1. Pro-forma 2019 Revenue adjusted to include results for businesses acquired in 2020-2022 as if they were owned in 2019. 2. Local Currency excludes Argentina. LC / USD 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 1Q21 2Q21 3Q21 4Q21 1Q22 2Q221Q21 2Q21 3Q21 4Q21 1Q22 2Q22 LC USD LC USD USD USD LC LC Local Currency USD Quarterly Revenue % vs Pro-forma 2019 Levels1 100% 93% 93% 97% 97% 96% 96% 99% 100% 101% 102% 108% 109% 96% 81% 96% 82% 99% 85% 98% 86% 102% 87% 104% 91% 86% 90% 88% 93% 92% 96% 95% 97% 95% 93% 97% 91% 95% 97% 93% 97% 93% 95% 99% 101% 101% 101% 104% 102% 93% 89% 94% 92% 95% 93% 98% 95% 100% 95% 104% 99%

15Note: Constant currency represents 2022 results at 2021 exchange rates. $357 $402 2021 2022 $41 $34 2021 2022 11.5% Margin 8.5% Margin $273 $306 2021 2022 $57 $65 2021 2022 20.9% Margin 21.1% Margin $188 $199 2021 2022 $32 $40 2021 2022 16.9% Margin 19.8% Margin Latin America Revenue +12% Op Profit +13% Constant currency +16% +22% North America Revenue +13% Op Profit (17%) Constant currency +13% (17%) Europe Revenue (2)% Op Profit +20% Constant currency +11% +35% Rest of World Revenue +6% Op Profit +24% Constant currency +12% +31% Organic +12% (18%) Acq +1% +1% FX – – Organic +16% +21% Acq – – FX (4%) (8%) Organic +11% +34% Acq – +1% FX (13%) (16%) Organic +12% +31% Acq – – FX (6%) (7%) Second-Quarter 2022 Results by Segment ($ millions) $231 $227 2021 2022 $19 $22 2021 2022 9.9% Margin 8.1% Margin

16 $224 $303 $352 2020 2021 2022 Notes: See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2022 Earnings Release available in the Results section of the Brink’s website www.brinks.com. See detailed reconciliations of non-GAAP to GAAP 2020 results in the Appendix. Constant currency represents 2022 results at 2021 exchange rates. 1. Excludes the impact of mark-to-market accounting related to equity investment in MoneyGram International, Inc. (MGI). The first-half of 2021 included a gain of $14 million ($0.21 per share) in MGI stock, which was sold in July 2021 and had no impact on 2022 results. Six-Months 2022 Results Revenue +9% Organic +11% Acq 2% FX (4%) EPS +26%Adj. EBITDA +16%Op Profit +18% Organic +19% Acq +4% FX (5%) $136 $201 $236 2020 2021 2022 10.7% Margin 9.9% Margin 8.0% Margin (non-GAAP, $ millions, except EPS) Constant Currency +13% Constant Currency +23% Constant Currency +20% Constant Currency +33% 15.9% Margin 14.9% Margin 13.2% Margin +41% excluding $.21 / share MGI gain in 20211 $1,699 $2,027 $2,208 2020 2021 2022 $1.73 Excl. MGI Gain1 $1.23 $1.94 $2.44 2020 2021 2022

17 $201 $38 $8 $246 ( $10 ) $236 2021 Op Profit Organic Acq / Disp* 2022 Before FX Op Profit FX 2022 Op Profit Six-Months Revenue and Operating Profit vs 2021 Notes: Amounts may not add due to rounding. See detailed reconciliations of non-GAAP to GAAP results included in the Second Quarter 2022 Earnings Release available in the Quarterly Results section of the Brink’s website www.brinks.com. Constant currency represents 2022 results at 2021 exchange rates. *Acq/Disp amounts include the impact of prior year trailing twelve-month results for acquired and disposed businesses. % Change (4%)11% 2% 9%13% Constant Currency Constant Currency % Change 19% 4% 23% Revenue Operating Profit $2,027 $222 $47 $2,295 ( $87 ) $2,208 2021 Revenue Organic Acq / Disp* 2022 Revenue Before FX FX 2022 Revenue 9.9% Margin 10.7% Margin (non-GAAP, $ millions) (5%) 18% 10.7% Margin

18Note: Constant currency represents 2022 results at 2021 exchange rates. $674 $770 2021 2022 $73 $59 2021 2022 10.9% Margin 7.6% Margin $543 $598 2021 2022 $116 $128 2021 2022 21.3% Margin 21.4% Margin $365 $391 2021 2022 $62 $73 2021 2022 17.1% Margin 18.6% Margin Latin America Revenue +10% Op Profit +10% Constant currency +15% +18% North America Revenue +14% Op Profit (20%) Constant currency +15% (20%) Europe Revenue +1% Op Profit +27% Constant currency +11% +41% Rest of World Revenue +7% Op Profit +17% Constant currency +12% +21% Organic +9% (29%) Acq +5% +9% FX – – Organic +14% +18% Acq – – FX (4%) (8%) Organic +11% +39% Acq +1% +1% FX (10%) (14%) Organic +10% +20% Acq +2% +1% FX (4%) (5%) Six-Months 2022 Results by Segment ($ millions) $445 $449 2021 2022 $29 $37 2021 2022 8.3% Margin 6.6% Margin

Brink's Sustainability Update Released in July


BRINKS
SUSTAINABILITY UPDATE
JULY 2022

URL: https://us.brinks.com/documents/20128/769081/BRINKS_SustainabilityUpdate_Final+July+2022.pdf/9d8d004c-0d3a-b237-859a-eb051f414d8c?t=1656684764316

BRINKS 19

20 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Total Payments In-Person Payments 1. Survey of Consumer Payment Choice (SCPC) and Diary of Consumer Payment Choice (DCPC) – Federal Reserve Bank of Atlanta. 2008-2010 based on the 2010 SCPC; 2011-2013 based on the 2013 SCPC; 2014 based on the 2014 SCPC; 2015 based on the 2018 DCPC; and 2016-2021 based on the 2021 DCPC. Survey methodology and sample selection varies across years, which could impact comparability. 2. Total company pro-forma organic revenue growth, adjusted to exclude Venezuela. Demonstrated Resiliency In Uncertain Environments Cash Usage Historically Increases in a Recession • Cash usage grew significantly in 2008-2009 with economic uncertainty, government stimulus and constrained consumer credit – Unbanked and underbanked households increased with higher unemployment and credit card losses – they continue to transact in cash During the pandemic cash usage initially dropped, then stabilized mid-pandemic Brink’s Revenue Stable in Uncertain Environments • In 2008-2009 organic revenue growth remained stable during the recession; recovered to 4% in 2010, and 7% in 2011 • During the pandemic, initially organic revenue growth contracted in 2020 and recovered in 2021…revenue expected to recover to pre-pandemic levels by year-end 2022 7% -0.5% 4% 7% 6% 4% 5% 3% 6% 6% 7% 6% -7% 5% -10% -5% 0% 5% 10% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Organic Revenue Growth – Total Brink’s2 Cash as a % of Payments – U.S.1 Recession Pandemic Cash management remains an essential service throughout economic cycles

21 • 1Q22 ecommerce dropped to 14.3% of total retail sales1 • May 2022 YoY ecommerce sales rose 2.2% and in-person sales rose 13.4%2 • Industry analyst eMarketer revised expectations downward for ecommerce penetration in 2025 by 500 bps – from 24% to 19% – demonstrating the expected resiliency of in-person retail3 In-person Retail Sales Now Exceed Pre-pandemic Levels -15% -5% 5% 15% 25% 35% 45% 55% $- $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 $2.0 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Yo Y G ro w th To ta l R et ai l S al es (T ril lio ns ) eCommerce Retail Sales In-Person Retail Sales eCommerce - YoY Growth In-Person - YoY Growth 86% of U.S. retail sales still in-person as of 1Q 2022, where cash is a preferred payment method 14.5%14.6%14.6%14.9%15.1%15.1%16.4%11.9%11.1% 85.5%85.4%85.4%85.1%84.9%84.9%83.6%88.1%88.9% U.S. Total Retail Sales1 1. U.S Census Bureau 2. Mastercard SpendingPulse U.S. Snapshot – May 2022 3. eMarketer, June 2022 and eMarketer, December 2021 $1.2T $1.5T In-person retail sales +23% vs 4Q19 E-commerce Sales Have Moderated as a % of Total Retail 14.3% 85.7%

22 In-person sales have grown as a % of total sales over the last seven quarters 1Q22: $1.5T 4Q19: $1.2T Cash as a % of in-person payments remains strong under- served unvended 400,000 (18%) vended 2.2 million Sources include: U.S Census Bureau, Federal Reserve 2022 Diary of Payment Choice Report, and Brink’s internal estimates 2021 9% 29% Cash 30% Debit 32% Credit Only ~20% of retail locations currently use a cash management solution…large untapped market U.S. Cash Usage Remains Strong, Supporting Our Growth Strategy Opportunity for Additional Growth from Large Unvended Retail Market +23%

23 Currency in Circulation Continues to Grow 1. U.S. currency in circulation through June 2022. Source: St. Louis Federal Reserve (FRED). Monthly Average Currency in Circulation (Billions of Dollars, Weekly, Not Seasonally Adjusted) 2. Euro currency in circulation through June 2022. Source: ECB. Monthly Currency in Circulation (Billions, Monthly, Not Seasonally Adjusted) 1991-2021 7% 30-yr CAGR Second quarter 2022 5% YoY % Increase 2002-2021 9% 19-yr CAGR Second quarter 2022 9% YoY % Increase (Euro, Billions) Euro – Currency in Circulation2 2019 2020 2021 USD – Currency in Circulation1 (USD, Billions) 2022 2019 2020 2021 2022 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,600 1,700 1,800 1,900 2,000 2,100 2,200 2,300

24 $206 $257 $283 $1,000 $1,000 $1,000 $1,298 $1,228 $1,400 $495 $491 $602 $676 $703 12/31/2020 12/31/2021 6/30/2022 Cash and Debt Capacity Credit Facility Amend and Extend Closed June 2022 • Term Loan A expanded from $1.2 billion to $1.4 billion • Maturity extended from February 2024 to June 2027 • Improved rate grid No Maturities until 2025 • $600 million 4.625% Senior Notes mature October 2027 • $400 million 5.5% Senior Notes mature July 2025 Interest Rates • Variable interest SOFR plus 1.50% • In July, monetized $400M USD/EUR interest rate swap for $67 million Debt Covenants Amended • Net secured debt leverage ratio of 2.1x vs 3.5x max No legacy liability contributions expected until 2032 Moody’s Ba2 (Stable); S&P BB (Positive)Utilized Revolver Available Revolver Senior Notes Term Loan A Revolver $1 B Fin. Leases & Other Cash ~$1.6 B Liquidity ~$1.2 B Liquidity Strong Financial Health – Ample Liquidity ($ millions, except where noted) ~$1.2 B Liquidity

25 Primary US Pension • Based on actuarial assumptions (as of 12/31/21), no cash payments to the plan are needed in the foreseeable future. • Remeasurement occurs every year-end: disclosed in the 2021 annual report on Form 10-K UMWA • Based on actuarial assumptions (as of 12/31/21), cash payments are not needed until 2032 • Remeasurement occurs every year-end: disclosed in the 2021 annual report on Form 10-K Estimated Cash Payments for Legacy Liabilities Term Loan A Payments to Primary U.S. Pension Payments to UMWA $0 $22 $22 $21 $231 2021 2032 2033 2034 After 20342021 2022 2023 2024 2025 2026 No cash payments are expected in foreseeable future ($ millions)

26 2020 Non-GAAP Results Reconciled to GAAP (1 of 3) Amounts may not add due to rounding. See slide 28 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) Q2 Six Months Revenues: GAAP 826.0$ 1,698.8 Non-GAAP 826.0$ 1,698.8 Operating profit (loss): GAAP (1.0)$ 25.2 Reorganization and Restructuring(a) 39.0 44.6 Acquisitions and dispositions(a) 30.9 50.0 Argentina highly inflationary impact(a) 2.8 5.2 Internal loss(a) 1.2 10.8 Reporting compliance(a) 0.3 0.5 Non-GAAP 73.2$ 136.3 Interest expense: GAAP (23.2)$ (43.2) Acquisitions and dispositions(a) 0.3 1.0 Non-GAAP (22.9)$ (42.2) Taxes: GAAP (43.2)$ (55.4) Retirement plans(c) 1.9 3.7 Reorganization and Restructuring(a) 9.0 10.3 Acquisitions and dispositions(a) 3.6 5.7 Argentina highly inflationary impact(a) (0.3) (0.5) Internal loss(a) 0.3 2.5 Income tax rate adjustment(b) 46.5 63.9 Non-GAAP 17.8$ 30.2 2020

27 2020 Non-GAAP Results Reconciled to GAAP (2 of 3) Amounts may not add due to rounding. See slide 28 for footnote explanations. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions, except for per share amounts) Q2 Six Months Income (loss) from continuing operations attributable to Brink's: GAAP 13.7$ 15.5 Retirement plans(c) 6.2 12.1 Reorganization and Restructuring(a) 30.0 34.2 Acquisitions and dispositions(a) 28.0 48.7 Argentina highly inflationary impact(a) 3.1 5.7 Internal loss(a) 0.9 8.3 Reporting compliance(a) 0.3 0.5 Income tax rate adjustment(b) (44.9) (61.9) Non-GAAP 37.3$ 63.1 EPS: GAAP 0.27$ 0.30 Retirement plans(c) 0.12 0.24 Reorganization and Restructuring(a) 0.59 0.67 Acquisitions and dispositions(a) 0.55 0.95 Argentina highly inflationary impact(a) 0.06 0.11 Internal loss(a) 0.02 0.16 Reporting compliance(a) 0.01 0.01 Income tax rate adjustment(b) (0.88) (1.21) Non-GAAP 0.73$ 1.23 Depreciation and Amortization: GAAP 52.1$ 97.1 Reorganization and Restructuring(a) (0.3) (0.3) Acquisitions and dispositions(a) (9.1) (16.5) Argentina highly inflationary impact(a) (0.7) (1.4) Non-GAAP 42.0$ 78.9 2020

28 2020 Non-GAAP Results Reconciled to GAAP (3 of 3) Amounts may not add due to rounding. The Brink’s Company and subsidiaries Non-GAAP Reconciliations (In millions) The 2022 Non-GAAP outlook amounts exclude certain forecasted Non-GAAP adjusting items, such as intangible asset amortization and U.S. retirement plan costs. We have not forecasted the impact of highly inflationary accounting on our Argentina operations in 2022 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We have also not forecasted changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2022. The 2022 Non-GAAP outlook amounts for operating profit, EPS from continuing operations, free cash flow before dividends and Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile these amounts to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations in 2022 or other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. We are also unable to forecast changes in cash held for customer obligations or proceeds from the sale of property, equipment and investments in 2022. a) See “Other Items Not Allocated To Segments” on slide 29 for details. We do not consider these items to be reflective of our operating performance as they result from events and circumstances that are not a part of our core business. b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate was 31.8% for 2020. c) Our U.S. retirement plans are frozen and costs related to these plans are excluded from non-GAAP results. Certain non-U.S. operations also have retirement plans. Settlement charges related to these non-U.S. plans are also excluded from non-GAAP results. d) Adjusted EBITDA is defined as non-GAAP income from continuing operations excluding the impact of non-GAAP interest expense, non-GAAP income tax provision, non-GAAP depreciation and amortization, non-GAAP share-based compensation and non-GAAP marketable securities (gain) loss. e) There is no difference between GAAP and non-GAAP share-based compensation amounts for the periods presented. f) There is no difference between GAAP and non-GAAP marketable securities gain and loss amounts for the periods presented. Q2 Six Months Adjusted EBITDA(d): Net income attributable to Brink's - GAAP 12.9$ 14.7 Interest expense - GAAP 23.2 43.2 Income tax provision - GAAP (43.2) (55.4) Depreciation and amortization - GAAP 52.1 97.1 EBITDA 45.0$ 99.6 Discontinued operations - GAAP 0.8 0.8 Retirement plans(c) 8.1 15.8 Reorganization and Restructuring(a) 38.7 44.2 Acquisitions and dispositions(a) 22.2 36.9 Argentina highly inflationary impact(a) 2.1 3.8 Internal loss(a) 1.2 10.8 Reporting compliance(a) 0.3 0.5 Income tax rate adjustment(b) 1.6 2.0 Share-based compensation(e) 5.4 12.6 Marketable securities (gain) loss(f) (5.9) (3.4) Adjusted EBITDA 119.5$ 223.6 2020

29 Non-GAAP Reconciliation – Other Amounts may not add due to rounding. The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. See below for a summary of the other items not allocated to segments. Reorganization and Restructuring Management periodically implements restructuring actions in targeted sections of our business. As a result of these actions, we recognized a charge of $44.6 million in the first six months of 2020, primarily severance costs. Due to the unique circumstances around these charges, they have not been allocated to segment results and are excluded from non-GAAP results. Acquisitions and dispositions Certain acquisition and disposition items that are not considered part of the ongoing activities of the business and are special in nature are consistently excluded from non-GAAP results. These items are described below: 2020 Acquisitions and Dispositions • Amortization expense for acquisition-related intangible assets was $16.0 million in the first six months of 2020. • We incurred $13.6 million in integration costs related to Dunbar and G4S in the first six months of 2020. • Transaction costs related to business acquisitions were $16.1 million in the first six months of 2020. • Restructuring costs related to acquisitions, primarily Dunbar, were $3.8 million in the first six months of 2020. Argentina highly inflationary impact Beginning in the third quarter of 2018, we designated Argentina's economy as highly inflationary for accounting purposes. As a result, Argentine peso-denominated monetary assets and liabilities are now remeasured at each balance sheet date to the currency exchange rate then in effect, with currency remeasurement gains and losses recognized in earnings. In addition, nonmonetary assets retain a higher historical basis when the currency is devalued. The higher historical basis results in incremental expense being recognized when the nonmonetary assets are consumed. In the first six months of 2020, we recognized $5.2 million in pretax charges related to highly inflationary accounting, including currency remeasurement losses of $3.5 million. These amounts are excluded from non-GAAP results. Internal loss A former non-management employee in our U.S. global services operations embezzled funds from Brink's in prior years. Except for a small deductible amount, the amount of the internal loss related to the embezzlement was covered by our insurance. In an effort to cover up the embezzlement, the former employee intentionally misstated the underlying accounts receivable subledger data. In the first quarter of 2020, we incurred $0.2 million in costs (primarily third party expenses) to reconstruct the accounts receivables subledger. Based on the reconstructed subledger, we were able to analyze and quantify the uncollected receivables from prior periods. Although we planned to attempt to collect these receivables, we estimated an increase to bad debt expense of $10.6 million in the first half of 2020. Due to the unusual nature of this internal loss and the related errors in the subledger data, along with the fact that management has excluded these amounts when evaluating internal performance, we have excluded these net charges from segment and non-GAAP results. Reporting compliance Certain compliance costs (primarily third party expenses) are excluded from the first six months of 2020 non-GAAP results. These costs relate to the implementation and January 1, 2019 adoption of the new lease accounting standard ($0.5 million in the first six months of 2020).

30 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations - Net Debt (Unaudited) (In millions) December 31, June 30, (In millions) 2021 2022 Debt: Short-term borrowings $ 9.8 $ 14.0 Long-term debt 2,956.9 3,145.1 Total Debt 2,966.7 3,159.1 Less: Cash and cash equivalents 710.3 743.3 Amounts held by Cash Management Services operations(a) (34.7) (40.0) Cash and cash equivalents available for general corporate purposes 675.6 703.3 Net Debt $ 2,291.1 $ 2,455.8 a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, December 31, 2021 and June 30, 2022.